                                                                               .
                                                                               .
                                                                               .

                                  EXHIBIT 99.1


AT THE COMPANY:                                        AT FINANCIAL RELATIONS BOARD:
Bruce C. Karsk                  David Downing          Marilyn Windsor       Diane Hettwer        Tim Grace
EVP, Treasurer and Secretary    VP and CFO             General Inquiries     Analyst Inquiries    Media Inquiries
402-829-6803                    402-827-6235           702-515-1260          312-640-6760         312-640-6667

FOR IMMEDIATE RELEASE
THURSDAY, JUNE 30, 2005

          LINDSAY MANUFACTURING CO. ADJUSTS 2005 FISCAL THIRD-QUARTER,
                NINE-MONTH FINANCIAL RESULTS FOR SUBSEQUENT EVENT

OMAHA, NEB., JUNE 30, 2005--LINDSAY MANUFACTURING CO. (NYSE: LNN), a leading manufacturer of center pivot, lateral move, and hose reel irrigation systems, issued a press release on June 22, 2005 detailing the Company's financial results for the third quarter and first nine months of fiscal 2005. Subsequently, the Company settled a pending lawsuit through mediation on June 23, 2005. Under generally accepted accounting principles, the settlement of this litigation requires that the Company increase the estimate of settlement costs related to this matter as of May 31, 2005 by approximately $0.3 million. This revised estimate is recorded as an increase in other current liabilities in the accompanying consolidated balance sheets at May 31, 2005, and a reduction of other income, net, in the accompanying consolidated statements of operations for the three and nine months ended May 31, 2005. The Company previously reported diluted net earnings per share of $0.34 and $0.40 for the three and nine months, respectively, ended May 31, 2005. Including this adjustment, diluted net earnings per share for the three and nine-month periods were $0.32 and $0.38, respectively.

ABOUT THE COMPANY
Lindsay manufactures and markets Zimmatic, Greenfield, Stettyn and Perrot center pivot, lateral move and hose reel irrigation systems and GrowSmart controls, all of which are used by farmers to increase or stabilize crop production while conserving water, energy, and labor. The company also produces large diameter steel tubing and provides outsourced manufacturing and production services for other companies. At May 31, 2005, Lindsay had approximately 11.5 million shares outstanding, which are traded on the New York Stock Exchange under the symbol LNN.


            FOR MORE INFORMATION REGARDING LINDSAY MANUFACTURING CO.,
              SEE LINDSAY'S WEBSITE AT www.lindsaymanufacturing.com

                           - FINANCIAL TABLES FOLLOW -

                   LINDSAY MANUFACTURING CO. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE THREE-MONTHS AND NINE-MONTHS ENDED MAY 31, 2005 AND 2004
                                   (UNAUDITED)


                                                          THREE MONTHS ENDED             NINE MONTHS ENDED
                                                       ------------------------      ------------------------
                                                          MAY            MAY            MAY            MAY
                                                          2005           2004           2005           2004
                                                          ----           ----           ----           ----
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Operating revenues ...............................     $  55,985      $  62,286      $ 137,239      $ 150,274
Cost of operating revenues .......................        43,433         49,299        110,348        118,323
                                                       ---------      ---------      ---------      ---------
Gross profit .....................................        12,552         12,987         26,891         31,951
                                                       ---------      ---------      ---------      ---------

Operating expenses:
  Selling expense ................................         2,692          2,830          8,438          8,588
  General and administrative expense .............         3,421          3,255         10,415          9,527
  Engineering and research expense ...............           714            762          2,070          2,198
                                                       ---------      ---------      ---------      ---------
Total operating expenses .........................         6,827          6,847         20,923         20,313
                                                       ---------      ---------      ---------      ---------

Operating income .................................         5,725          6,140          5,968         11,638

Interest income, net .............................           264            341            820          1,126
Other income, net ................................          (496)           (53)           (44)           437
                                                       ---------      ---------      ---------      ---------

Earnings before income taxes .....................         5,493          6,428          6,744         13,201

Income tax provision .............................         1,723          2,083          2,199          4,260
                                                       ---------      ---------      ---------      ---------

Net earnings .....................................     $   3,770      $   4,345      $   4,545      $   8,941
                                                       =========      =========      =========      =========


Basic net earnings per share .....................     $    0.33      $    0.37      $    0.39      $    0.76
                                                       =========      =========      =========      =========

Diluted net earnings per share ...................     $    0.32      $    0.36      $    0.38      $    0.75
                                                       =========      =========      =========      =========


Average shares outstanding .......................        11,596         11,760         11,693         11,752
Diluted effect of stock options ..................            83            187            155            207
                                                       ---------      ---------      ---------      ---------
Average shares outstanding assuming dilution .....        11,679         11,947         11,848         11,959
                                                       =========      =========      =========      =========

Cash dividends per share .........................     $   0.055      $   0.050      $   0.165      $   0.150
                                                       =========      =========      =========      =========

                   LINDSAY MANUFACTURING CO. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    MAY 31, 2005 AND 2004 AND AUGUST 31, 2004


                                                                  (UNAUDITED)       (UNAUDITED)
                                                                      MAY               MAY              AUGUST
                                                                      2005              2004              2004
                                                                      ----              ----              ----

($ IN THOUSANDS, EXCEPT PAR VALUES)
ASSETS
Current Assets:
  Cash and cash equivalents ...............................        $  19,755         $  12,055         $   8,973
  Marketable securities ...................................           11,759            12,692            14,802
  Receivables .............................................           32,392            36,427            34,369
  Inventories .............................................           22,684            22,700            19,780
  Deferred income taxes ...................................            1,684             2,539             1,026
  Other current assets ....................................            3,426             2,142             2,422
                                                                   ---------         ---------         ---------
  Total current assets ....................................           91,700            88,555            81,372

Long-term marketable securities ...........................           22,154            32,462            32,527
Property, plant and equipment, net ........................           16,732            14,992            16,355
Other noncurrent assets ...................................            8,654             8,394             8,747
                                                                   ---------         ---------         ---------
Total assets ..............................................        $ 139,240         $ 144,403         $ 139,001
                                                                   =========         =========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable ........................................        $  10,398         $   9,879         $   9,117
  Other current liabilities ...............................           14,234            20,261            15,359
                                                                   ---------         ---------         ---------
  Total current liabilities ...............................           24,632            30,140            24,476

Pension benefits liabilities ..............................            4,733             2,315             2,169
Noncurrent liabilities ....................................              155               179               172
                                                                   ---------         ---------         ---------
Total liabilities .........................................           29,520            32,634            26,817
                                                                   ---------         ---------         ---------

Shareholders' equity:
    Preferred stock, ($1 par value, 2,000,000 shares
      authorized, no shares issued and outstanding) .......                -                 -                 -
    Common stock, ($1 par value, 25,000,000 shares
     authorized, 17,565,184, 17,485,679 and 17,493,841
     shares issued in May 2005 and 2004
     and August 2004, respectively) .......................           17,565            17,486            17,494
    Capital in excess of stated value .....................            3,500             2,677             2,966
    Retained earnings .....................................          183,834           181,511           181,209
    Less treasury stock, (at cost, 6,048,448, 5,724,069 and
      5,724,069 shares, respectively) .....................          (96,547)          (89,898)          (89,898)
    Accumulated other comprehensive income (loss), net ....            1,368                (7)              413
                                                                   ---------         ---------         ---------
Total shareholders' equity ................................          109,720           111,769           112,184
                                                                   ---------         ---------         ---------
Total liabilities and shareholders' equity ................        $ 139,240         $ 144,403         $ 139,001
                                                                   =========         =========         =========

                   LINDSAY MANUFACTURING CO. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE NINE MONTHS ENDED MAY 31, 2005 AND 2004
                                   (UNAUDITED)

                                                                                  MAY           MAY
($ IN THOUSANDS)                                                                  2005          2004
----------------                                                                  ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings ...........................................................     $  4,545      $  8,941
   Adjustments to reconcile net earnings to net cash provided by operating activities:
      Depreciation and amortization .......................................        2,639         2,242
      Amortization of marketable securities premiums (discounts), net .....          176           109
      Loss (gain) on sale of property, plant and equipment ................           21           (30)
      Provision for uncollectible accounts receivable .....................           72           178
      Equity in net (earnings) loss of equity method investments ..........         (201)          235
      Deferred income taxes ...............................................         (158)         (134)
      Other, net ..........................................................           28           (56)
   Changes in assets and liabilities:
      Receivables .........................................................        2,664       (13,432)
      Inventories .........................................................       (2,454)       (2,522)
      Other current assets ................................................         (438)       (1,335)
      Accounts payable ....................................................          803         1,694
      Other current liabilities ...........................................       (2,931)        3,379
      Current taxes payable ...............................................        1,370           661
      Other noncurrent assets and liabilities .............................        2,640          (630)
                                                                                --------      --------
   Net cash provided by (used in) operating activities ....................        8,776          (700)
                                                                                --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property, plant and equipment .............................       (2,903)       (3,308)
   Proceeds from sale of property, plant and equipment ....................           24            90
   Purchases of marketable securities held-to-maturity ....................            -        (2,982)
   Proceeds from maturities or sales of marketable securities
      held-to-maturity ....................................................            -         6,676
   Purchases of marketable securities available-for-sale ..................       (1,841)       (7,371)
   Proceeds from maturities or sales of marketable securities
     available-for-sale ...................................................       14,500         5,861
                                                                                --------      --------
   Net cash provided by (used in) investing activities ....................        9,780        (1,034)
                                                                                --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock option plan .....................          561           225
   Repurchases of common shares ...........................................       (6,649)            -
   Dividends paid .........................................................       (1,920)       (1,763)
                                                                                --------      --------
   Net cash used in financing activities ..................................       (8,008)       (1,538)
                                                                                --------      --------

                                                                                --------      --------
   Effect of exchange rate changes on cash ................................          234           (41)
                                                                                --------      --------
   Net increase (decrease) in cash and cash equivalents ...................       10,782        (3,313)
   Cash and cash equivalents, beginning of period .........................        8,973        15,368
                                                                                --------      --------
   Cash and cash equivalents, end of period ...............................     $ 19,755      $ 12,055
                                                                                ========      ========